UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

GREENBROOK TMS INC.

(Exact name of registrant as specified in its charter)

Ontario	001-40199	98-1512724
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

890 Yonge Street, 7th Floor

Toronto, Ontario Canada

M4W 3P4

(Address of Principal Executive Offices)

(866) 928-6076

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	GBNH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 29, 2023, Greenbrook TMS Inc. (the “Company”) entered into a research collaboration agreement (the “Research Collaboration Agreement”) with Compass Pathways plc, a corporation registered in England and Wales (“Compass”) to explore delivery models for investigational COMP360 psilocybin treatment ("COMP360") upon regulatory approval by the U.S. Food and Drug Administration (“FDA”). The collaboration will research and investigate models for the delivery of scalable, commercial COMP360, within healthcare systems, assuming FDA-approval.

As part of the Research Collaboration Agreement, the Company and Compass plan to enter into mutually agreeable collaboration plans (the “Collaboration Plans”) in order to further their mutual goals around improving health outcomes, lowering the cost of care, and improving the patient and provider experiences. The first Collaboration Plan is included in the Research Collaboration Agreement, (the “Initial Collaboration Plan”), is effective as of December 29, 2023, and will comprise research into the delivery model, assuming FDA approval, of COMP360 at treatment centers across the United States, such as through Greenbrook TMS’s current network of treatment centers, working with their patient populations, which include people suffering from treatment-resistant depression, and other mental health conditions. The Initial Collaboration Plan is expected to be completed by December 2026.

The Initial Collaboration Plan outlines a series of milestones for the Company. Each milestone involves deliverables from the Company, which include, among other things, committing a number of personnel to the Initial Collaboration Plan; and a number of patients and staff enrolled in Compass’ digital tools and continued engagement with the tools. In return for meeting the deliverables set forth in the Initial Collaboration Plan, the Company has the opportunity to earn up to $3,000,0000 in compensation from Compass between the effective date of the Initial Collaboration Plan and completion of the Initial Collaboration Plan. Of the $3,000,000 issuable under the Initial Collaboration Plan, the Company has received $1,300,000 to date, in anticipation of meeting the initial milestones.

The Research Collaboration Agreement will expire on the later of (a) December 31, 2026, or (b) the termination of the last collaboration program executed by the parties prior to the third anniversary of December 29, 2023. The Research Collaboration Agreement can also be terminated earlier via 30 days’ notice by either party, as well as upon breach or mutual termination. The Research Collaboration Agreement may also be extended by mutual agreement of the parties.

The Research Collaboration Agreement and associated Collaboration Plans are limited to research and collaboration and does not provide for commercialization.

A copy of the Research Collaboration Agreement will be filed as an exhibit to the Company’s annual report on Form 10-K for the year ended December 31, 2023. Pursuant to Item 601(b)(10)(iv) of Regulation S-K, the Company intends to redact from the filed copy of the Research Collaboration Agreement certain information that is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

Certain statements contained in this Current Report on Form 8-K, including statements relating to the Initial Collaboration Plan, the expected completion of such plan and expected compensation to be received thereunder, may constitute “forward-looking information” within the meaning of applicable securities laws in Canada and “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking information”). Forward-looking information may relate to the Company’s future financial and liquidity outlook and anticipated events or results and may include information regarding the Company’s business, financial position, results of operations, business strategy, growth plans and strategies, technological development and implementation, budgets, operations, financial results, taxes, dividend policy, plans and objectives. Particularly, information regarding the Initial Collaboration Plan, the expected completion of such plan and expected compensation to be received thereunder may be forward-looking information. In some cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “budget”, “scheduled”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “anticipates”, “does not anticipate”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “should”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this Current Report on Form 8-K, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the Company’s common shares (the “Common Shares”) reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Company’s credit facility with Madryn Fund Administration LLC (the “Credit Facility”) and the potential acceleration of indebtedness; risks related to the resolution of the Company’s ongoing litigation with Benjamin Klein and compliance with the terms of their settlement agreement; risks related to the ability to continue to negotiate amendments to the Credit Facility to prevent a default; risks relating to the Company’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to the Company or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for Common Shares as a result of the Company’s recent delisting notification and potential inability to regain compliance with the Nasdaq Stock Market’s listing rules; risks relating to the Company’s ability to realize expected cost-savings and other anticipated benefits from the Restructuring Plan; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices. Additional risks and uncertainties are discussed in the Company’s materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.com and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this Current Report on Form 8-K are made as of the date of this report, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.

Item 7.01	Regulation FD Disclosure.

On January 5, 2024, the Company and Compass issued a joint press release announcing that it had entered into the Research Collaboration Agreement and the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the attached Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Joint Press Release of the Company and Compass dated January 5, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024

Greenbrook TMS Inc.

By:	/s/ Bill Leonard
Name:	Bill Leonard
Title:	President & Chief Executive Officer